UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2012

Williams Partners L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(918) 573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2012, Williams Partners L.P. (the "Partnership"), Williams Partners Operating LLC (the "Operating Company"), and Williams Field Services Group, LLC ("WFSG" and together with the Partnership and the Operating Company, the "Partnership Parties") entered into a Contribution Agreement (the "Contribution Agreement") with The Williams Companies, Inc. ("Williams") and Williams Partners GP LLC, the general partner of the Partnership (the "General Partner" and together with Williams, the "Contributing Parties"), to acquire all of the issued and outstanding membership interests of Williams’ wholly owned subsidiary Williams Olefins, L.LC. (the "Transaction"). For more information about the Transaction, see the Partnership’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 2, 2012.

Pursuant to the Contribution Agreement, the Contributing Parties agreed to temporarily waive distributions from the Partnership on the General Partner’s incentive distribution rights ("IDRs"): (a) in an amount equal to $16,000,000 per quarter commencing with the quarter with respect to which the first record date following the closing date of the Transaction occurs and ending with the later of the distribution with respect to the quarter ending December 31, 2013 or the quarter during which occurs a date that is 30 days following substantial completion of the expansion project at an olefins production plant located in Geismar, Louisiana in which Williams Olefins, L.L.C. owns an approximate 83% undivided interest (the "Geismar Expansion Date") (provided that if the Geismar Expansion Date occurs after December 31, 2013, the final quarterly reduction shall be prorated); and (b) in an additional amount, if any, required to cover the excess of any post-closing adjustments for the Transaction in favor of the Partnership Parties above the cash consideration paid by the Partnership Parties (the "Adjustment Waiver"). The General Partner may elect to reduce its distribution on IDRs for the Adjustment Waiver, if any, in one quarter or over a period of four consecutive quarters. To implement the waivers described above upon closing of the Transaction, the Contribution Agreement contemplated an amendment ("Amendment No. 9") to the Partnership’s Amended and Restated Agreement of Limited Partnership, dated as of August 23, 2005.

The Transaction closed on November 5, 2012 and the General Partner concurrently entered into Amendment No. 9. The description of Amendment No. 9 in this Item 5.03 is qualified in its entirety by reference to the copy of Amendment No. 9 filed as Exhibit 3.1 to this report, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits.

Exhibit 3.1 Amendment No. 9 to Amended and Restated Agreement of Limited Partnership of Williams Partners L.P., dated November 5, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By: Williams Partners GP LLC, its General Partner

By: /s/ William H. Gault
William H. Gault
Assistant Corporate Secretary

Dated: November 8, 2012

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Exhibit Index

Exhibit No.	Description

3.1	Amendment No. 9 to Amended and Restated Agreement of Limited Partnership of Williams Partners L.P., dated November 5, 2012.